GATEWAY FUND

Supplement dated February 21, 2013 to the Gateway Fund Prospectus, dated May 1, 2012, and Gateway Fund Summary Prospectus, dated May 1, 2012, as may be revised and supplemented from time to time.

Effective immediately, J. Patrick Rogers no longer serves as portfolio manager of the Gateway Fund. All references to Mr. Rogers and corresponding disclosure relating to Mr. Rogers are removed.

Effective February 21, 2013, the information in the “Portfolio Managers” sub-section within the section “Management” in the Summary Prospectus and the Prospectus is revised to include the following:

Paul R. Stewart, CFA, president and CEO of the Adviser, has served as co-portfolio manager of the Fund (including the Gateway Predecessor Fund) since 2006.

Michael T. Buckius, CFA, senior vice president and chief investment officer of the Adviser, has served as co-portfolio manager of the Fund since 2008.

Kenneth H. Toft, CFA, senior vice president and portfolio manager of the Adviser, has served as co-portfolio manager of the Fund since 2013.

Effective February 21, 2013, the reference to J. Patrick Rogers in the sub-section “Meet the Funds’ Portfolio Managers” within the section “Management Team” in the Prospectus is hereby deleted.

Effective February 21, 2013, the sub-section “Meet the Funds’ Portfolio Managers” within the section “Management Team” is revised to include the following:

Paul R. Stewart — Mr. Stewart joined the Predecessor Adviser in 1995. He served as treasurer of the Predecessor Trust through 1999 and as chief financial officer of the Predecessor Adviser through 2003. He became a senior vice president of the Predecessor Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Predecessor Adviser in 2006 and president and CEO of the Adviser in 2013. He served as co-portfolio manager of the Gateway Fund since 2006. Mr. Stewart received a BBA from Ohio University in 1988. He holds the designation of Chartered Financial Analyst.

Michael T. Buckius — Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and chief investment officer. He has been a co-portfolio manager of the Gateway Fund since 2008 and serves as co-portfolio manager of three funds sub-advised by Gateway. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore. He holds the designation of Chartered Financial Analyst.

Kenneth H. Toft — Mr. Toft joined the Predecessor Adviser in 1992 and holds the positions of senior vice president and portfolio manager. He has been co-portfolio manager of the Fund since 2013. Mr. Toft holds a B.A. and M.B.A. from the University of Cincinnati. He holds the designation of Chartered Financial Analyst.